Related-Party Transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related-Party Transactions

NOTE 11 – RELATED-PARTY TRANSACTIONS

In the ordinary course of business, loans are made by the Bank to executive officers, directors, and their related business interests consistent with Federal Reserve Regulation O.

The following is an analysis of activity of related-party loans for the years ended December 31:

(Dollars in thousands)	2018	2017

Balance at beginning of year	$505	$321

New loans and advances	114	478

Repayments, including loans sold	203	294

Changes in related parties[1]	714	–

Balance at end of year	$1,130	$505

[1]The adjustment made in 2018 relates to the retirement of a director and the addition of two new directors.

Deposits from executive officers, directors, and their related business interests at December 31, 2018 and 2017 were approximately $2.3 million and $2.1 million.